UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  October 8, 2014

BLUE CALYPSO, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-53981                                          20-8610073

(Commission File Number)                            (IRS Employer Identification No.)

19111 North Dallas Parkway, Suite 200

       Dallas, TX                                                       75287

(Address of principal executive offices)                         (Zip Code)

(972) 695-4776

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure.

On October 8, 2014, Blue Calypso, Inc. (the “Company”) held a conference call to provide an update to investors on its patent portfolio. The transcript of the conference call is attached hereto as Exhibit 99.1

The information furnished pursuant to Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

99.1

Transcript of Conference Call dated October 8, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE CALYPSO, INC.

Date:  October 10, 2014

By: /s/ William Ogle

       William Ogle

Chief Executive Officer

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